SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                            and Exchange Act of 1934


                              Date of Report: 11/25/96
                        (Date of earliest event reported)


                   Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
        (Exact name of registrant as specified in governing instruments)



                                    New York
                 (State or other Jurisdiction of Incorporation)

                    c/o State Street Bank and Trust Company
                           Corporate Trust Department
                       Two International Place, 5th Floor
                                Boston, MA 02110
              (Address of Principal Executive Offices) (Zip Code)

                                 (202) 664-5500
              (Registrant's telephone number, including area code)


                        Commission File Number 333-16397

                 04-3342274(I.R.S. Employer Identification No.)



                                 Not Applicable
         (Former name, former address and former fiscal year if changed since last report)

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                    FORM 8-K


                                     INDEX



ITEM                  DESCRIPTION                    PAGE NUMBER

Item 5.               Other Event                    3

Item 7.               Financial Statements and
                      Exhibits                       3

                      Signatures                     3

Exhibit A             Trustee's Report to
                      Bondholders                    4

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1


                                    FORM 8-K

                              ITEMS AND SIGNATURES

                                     ITEMS

Item 5. Other Events
See Exhibit A, the Trustee's Report to Bondholders attached hereto.

Item 7. Financial Statements and Exhibits
See Exhibit A, the Trustee's Report to Bondholders attached hereto.




                                   SIGNATURES

Pursuant  to the  requirement  of the  Securities  Exchange
Act of 1934, the registrar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                     Lehman Brothers Structured Securities Corp.
              Commercial Mortgage Pass-Through Certificates 1996-1
                                  (Registrant)

Date:  11/25/96

  By:
  Name Vaneta Bernard
Title: Assistant Vice President
State Street Bank and Trust Company
as Trustee

Lehman Structured Securities Corporation
Commercial Mortgage Pass-Through Certificates
Series 1996-1
Report to Certificateholders for Payment Date:              November 25, 1996

Payment Summary

                      Interest       Interest       Principal       Interest       Ending Balance
Class  CUSIP          Rate           Type           Distribution    Distribution   Factor
E-1    52518RAA4      0.0799500      Fixed          0.01201         6.66250        0.98799034
E-2    52518RAB2      0.0799500      Fixed          0.00000         6.66250        1.00000000
R      N/A            0.0000000      N/A            0.00000         0.00000        0.00000000

        Scheduled     ** Principal   Interest       Interest    Total
Class   Principal     Adjustments    Payable        Adjustments Payable
E-1    355,236.87     0.00           197,071.86     0.00        552,308.73
E-2    0.00           0.00           240,865.61     0.00        240,865.61
R      0.00           0.00           0.00           0.00        0.00
Total  355,236.87     0.00           437,937.47     0.00        793,174.34

                                                    Net
       Beginning      Scheduled      ** Principal   Liquidation                   Ending
Class  Balance        Principal      Adjustments    Proceeds    Curtailments      Balance
E-1    29,579,266.21  355,236.87     0.00           0.00        0.00              29,224,029.34
E-2    36,152,436.47  0.00           0.00           0.00        0.00              36,152,436.47
R      0.00           0.00           0.00           0.00        0.00              0.00
Total  65,731,702.68  355,236.87     0.00           0.00        0.00              65,376,465.81

                                   Optional     Net
        Scheduled     **Principal  Principal    Liquidation                      Net Principal
Class   Principal     Adjustment   Payments     Proceeds     Curtailments        Distribution
E-1    355,236.87     0.00         0.00         0.00         0.00                355,236.87
E-2    0.00           0.00         0.00         0.00         0.00                0.00
R      0.00           0.00         0.00         0.00         0.00                0.00
Total  355,236.87     0.00         0.00         0.00         0.00                355,236.87


       Interest       Interest     Interest     Net Interest
Class  Payable        Advance      Shortfall    Distribution
E-1    197,071.86     0.00         0.00         197,071.86
E-2    240,865.61     0.00         0.00         240,865.61
R      0.00           0.00         0.00         0.00
Total  437,937.47     0.00         0.00         437,937.47


                              Optional  Net
       Scheduled  **Principal Principal Liquidation                Net Principal
Class  Principal  Adjustment  Payments  Proceeds     Curtailments  Distribution
E-1    0.01201    0.00000     0.00000   0.00000      0.00000       0.01201
E-2    0.00000    0.00000     0.00000   0.00000      0.00000       0.00000
R      0.00000    0.00000     0.00000   0.00000      0.00000       0.00000

       Interest       Interest     Interest     Net Interest
Class  Payable        Advance      Shortfall    Distribution
E-1    6.66250        0.00000      0.00         6.66250
E-2    6.66250        0.00000      0.00         6.66250
R      0.00000        0.00000      0.00         0.00000

